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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                               ---------------



                                  FORM 8-K


                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



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Date of Report (Date of earliest event reported): May 18, 1995


                     UNION TEXAS PETROLEUM HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   1-9019               76-0040040
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)       Identification No.)



               1330 Post Oak Boulevard, Houston, Texas 77056
            (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (713) 623-6544

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Item 5.     OTHER EVENTS.

        Union Texas Petroleum Holdings, Inc. filed with the Securities and Exchange Commission on April 21, 1995 a Registration Statement (33-58735) for 10,000,000 shares of common stock offered by certain shareholders of the Company, plus an additional 1,500,000 shares to cover over-allotments, if any. Forms of U.S. and international underwriting agreements, which are filed as exhibits herewith, are incorporated by reference hereto and to such Registration Statement.

        The amendment to the Restated Certificate of Incorporation of the Company was approved by the shareholders of the Company at the annual meeting held on May 10, 1995. The Certificate of Amendment of Restated Certificate of Incorporation, which is filed as an exhibit herewith, is incorporated by reference hereto.

        The information set forth in the press release of the registrant dated May 10, 1995, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits:


Exhibit
Number      Description
- ------      -----------
  1.1       Form of U.S. Underwriting Agreement.

  1.2       Form of International Underwriting Agreement.

  3.1       Restated Certificate of Incorporation of Union Texas Petroleum
            Holdings, Inc., as amended through May 10, 1995.

 99.1       Press release dated May 10, 1995.


















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                                 Signature


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UNION TEXAS PETROLEUM HOLDINGS, INC.


                                      By: /s/ NEWTON W. WILSON, III
                                          -------------------------------
                                          Newton W. Wilson, III
                                          General Counsel, Vice President-
                                          Administration and Secretary



Date: May 18, 1995
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                             INDEX TO EXHIBITS


    Exhibit
    Number                  Description
    -------                 -----------

      1.1          Form of U.S. Underwriting Agreement.

      1.2          Form of International Underwriting Agreement.

      3.1 Restated Certificate of Incorporation of Union Texas Petroleum Holdings, Inc., as amended through May 10, 1995.

     99.1          Press release dated May 10, 1995.